UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 10, 2023

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 10, 2023, SuRo Capital Corp. (the “Company”) issued a press release containing preliminary estimates of its results for the first quarter ended March 31, 2023 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information disclosed under this Item 2.02, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01.	Other Events.

Preliminary Estimates and Investment Portfolio Update

On April 10, 2023, the Company disclosed the following information in the Press Release.

Preliminary Estimates of Results for the Three Months Ended March 31, 2023

As previously reported, the Company’s net assets totaled approximately $210.0 million, or $7.39 per share, at December 31, 2022, and approximately $380.7 million, or $12.22 per share, at March 31, 2022. As of March 31, 2023, the Company’s net asset value is estimated to be between $7.35 and $7.85 per share.

As of March 31, 2023, there were 28,338,580 shares of the Company’s common stock outstanding.

Investment Portfolio Update

As of March 31, 2023, the Company held positions in 37 portfolio companies – 33 privately held and 4 publicly held, some of which may be subject to certain lock-up provisions.

During the three months ended March 31, 2023, the Company made the following investments:

Portfolio Company	Investment	Transaction Date	Amount
Orchard Technologies, Inc.	Series 1 Senior Preferred	1/13/2023	$2.0 million

During the three months ended March 31, 2023, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Loss
Kahoot! ASA(2)	Various	38,305	$1.97	$0.1 million	$(0.1 million)
NewLake Capital Partners, Inc.(3)	Various	123,938	$18.50	$2.3 million	$(0.2 million)
Rent the Runway, Inc.(4)	1/4/2023	79,191	$3.05	$0.2 million	$(1.0 million)
Residential Homes For Rent, LLC (d/b/a Second Avenue)(5)	Various	N/A	N/A	$0.3 million	$--

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of March 8, 2023, SuRo Capital had sold its remaining Kahoot! ASA public common shares.
(3)	As of March 31, 2023, SuRo Capital held 105,820 remaining NewLake Capital Partners, Inc. public common shares.
(4)	As of January 4, 2023, SuRo Capital had sold its remaining Rent the Runway, Inc. public common shares.
(5)	During the three months ended March 31, 2023, approximately $0.3 million was received from Residential Homes For Rent, LLC (d/b/a Second Avenue) related to the 15% term loan due December 23, 2023. Of the proceeds received, approximately $0.3 million repaid a portion of the outstanding principal and the remaining was attributed to interest.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its first quarter ended March 31, 2023 results in May 2023.

Modified “Dutch Auction” Tender Offer

In addition to the foregoing preliminary financial estimates, the Company’s press release reminded its stockholders that its modified “Dutch Auction” tender offer (the “Tender Offer”), which commenced on March 21, 2023, remains scheduled to expire on April 17, 2023. The Company launched the Tender Offer to purchase up to 3,000,000 shares of the Company’s common stock, par value $0.01 per share, at a price per share not less than $3.00 and not greater than $4.50 in $0.10 increments, using available cash. The Press Release contains no information which changes, materially or otherwise, the information the Company included in its tender offer statement on Schedule TO, or any of the exhibits thereto, which the Company filed with the Securities and Exchange Commission (“SEC”) on March 21, 2023.

The tender offer described in this Current Report on Form 8-K commenced on March 21, 2023; however, this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company or any other securities. On the commencement date of the tender offer, the Company filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC. The offer to purchase shares of common stock of the Company is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. Stockholders are urged to read the tender offer statement (including the offer to purchase, the related letter of transmittal and the other offer documents), as they may be amended from time to time, because they contain important information that should be read carefully before making any decision with respect to the tender offer. Stockholders may obtain a free copy of these statements at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer, D.F. King, Inc., at suro@dfking.com. Banks and brokers may call the information agent at (212) 269-5550, and all others may call the information agent toll-free at (800) 848-3409.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute "forward-looking statements". The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of the coronavirus (COVID-19) pandemic and any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management's current expectations, are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 10, 2023*
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2023	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary